Exhibit 99.1

                          INDEPENTDENT AUITORS' REPORT

To the Shareholders
Knightsbridge Fine Wine, Inc.

We have audited the accompanying balance sheet of Knightsbridge Fine Wine, Inc. as of December 31, 2002, and the related combined statements of operations, stockholders deficit, and cash flows for the period October 8, 2002 (Inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to present fairly, in all material respects, the financial position of Knightsbridge Fine Wine, Inc. as of December 31, 2002 and the results of its operations and its cash flows for the initial period then ended in conformity with accounting principles generally accepted in the United States of America.



/s/ Marks Paneth & Shron LLP
-----------------------------
    Marks Paneth & Shron LLP



October 14, 2003
New York, NY

                          Knightsbridge Fine Wine, Inc.
                          (A Development Stage Company)

                                  BALANCE SHEET
                                    (audited)

                                December 31, 2002

                                     ASSETS

Current assets:
         Cash                                                 $       115,000
         Prepaid expenses                                              68,965
                                                              ---------------
         Total current assets                                 $       183,965
                                                              ===============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
         Accounts payable                                     $        20,152
         Note payable                                                 190,833
                                                              ---------------
         Total current liabilities                            $
210,985

STOCKHOLDERS' DEFICIT:
  Preferred stock, $.001 par value, 10,000,000 shares
   authorized, none issued and outstanding.                                -
  Common stock, $.001 par value, 40,000,000 shares
   authorized, 17,705,050 shares issued and outstanding
   as of December 31, 2002.                                            17,705
  Warrants, 100,000 issued and outstanding                             10,000
  Subscriptions receivable                                            (17,705)
  Deficit accumulated during the development stage                    (37,020)
                                                              ---------------
       Total Stockholders' Deficit                                    (27,020)
                                                              ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                   $       183,965
                                                              ===============






The accompanying notes are an integral part of these statements.

                          Knightsbridge Fine Wine, Inc.
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS
                                    (audited)

        Period From October 8, 2002 (Inception) Through December 31, 2002

                                                    Inception through
                                                    December 31, 2002
                                                    ------------------

Revenue                                             $                -

Operating expenses:

  Professional fees                                             22,648
  Other general and administrative                              12,594
                                                    ------------------
         Loss from operations                                  (35,242)
                                                    ------------------

  Interest expense                                               1,778
                                                    ------------------
         Net loss                                   $          (37,020)
                                                    ==================

Net loss per share:
  Basic and diluted                                 $            (0.00)
                                                    ==================

Weighted average shares outstanding:
   Basic and diluted                                        17,705,050
                                                     ==================






The accompanying notes are an integral part of these statements.


                         Knightsbridge Fine Wines, Inc.
                          (A Development Stage Company)

                       STATEMENT OF STOCKHOLDERS' DEFICIT
                                    (audited)

        Period From October 8, 2002 (Inception) Through December 31, 2002


                          Common Stock                  Subscriptions         Warrants           Accumulated              Total
                     Shares          Amount              Recievable                                deficit
                   ----------      ----------        ----------------       ------------        ------------------     -----------

Oct. 10, 2002      17,705,050      $  17,705         $     (17,705)                                                    $       -
Common Stock
Issued

Dec. 16, 2002                                                               $    10,000                                $   10,000
100,000 warrants
issued

Net loss for                                                                                    $      (37,020)        $  (37,020)
the period
                   ----------      ----------        ----------------       ------------        ------------------     -----------

Balance
Dec. 31, 2002      17,705,050      $  17,705         $     (17,705)         $    10,000         $      (37,020)        $  (27,020)
                   ==========      ==========        ================       ============        ==================     ===========





The accompanying notes are an integral part of these statements.



                         Knightsbridge Fine Wines, Inc.
                          (A Development Stage Company)

                             Statement of Cash Flows
                                    (audited)

        Period from October 8, 2002 (Inception) through December 31, 2002

                                                                    Inception Through
                                                                      December 31,
                                                                          2002
                                                                   -------------------

Cash flows from operating activities:
  Net loss                                                         $         (37,020)
  Adjustments to reconcile net loss to cash
    used in operating activities:
  Amortization                                                                   833
Changes in:
  Prepaid expenses                                                           (68,965)
  Accounts Payable                                                            20,152
                                                                    -----------------

Net cash (used in) provided by operating activities                          (85,000)
                                                                    -----------------

Cash flows from financing activities:
  Proceeds from notes payable                                      $         190,000
  Proceeds from issuance of warrants                                          10,000
                                                                   -----------------
Net cash provided (used in) by financing activities                          200,000

------------------------------

Net increase in cash                                               $         115,000
  Cash, beginning of period                                                        -
                                                                   -----------------
  Cash, end of period                                              $         115,000
                                                                   =================

Supplemental information:
  Income taxes paid                                                $               -
  Interest paid                                                    $               -







The accompanying notes are an integral part of these statements.

                         Knightsbridge Fine Wines, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                    (audited)

1.   BASIS OF PRESENTATION, ORGANIZATION AND NATURE OF OPERATIONS:


Knightsbridge Fine Wines was incorporated in the State of Nevada, on October 8, 2002 with a vision and objective to establish and build a diversified international wine company. Knightsbridge believes that an oversupply of small and mid-sized wineries lacking effective sales, marketing, and branding strength currently exists, which has created an opportunity to economically and strategically consolidate and build an efficient operation that can maximize economies of scale, increase utilization of production assets, and provide a more streamlined and effective sales, marketing, and distribution group. Knightsbridge further believes that by adopting and applying consumer beverage marketing principals within the wine industry it can further enhance operating results beyond what is currently achieved by many small and mid-sized wineries creating a comparative advantage for Knightsbridge.

Most of the Company's current costs consist primarily of the expenses associated with the development stage activities associated with executing the Company's strategy. As a result of its plan to expand its operations through new internal and external initiatives to expand revenue growth, the Company expects these costs to increase. The Company's profitability and success depends upon its success in executing its strategy to consolidate and build an efficient operation and its ability to raise capital for the Company's endeavors. There can be no assurance that the Company will be able to secure such financing on terms, which are acceptable, if at all. The failure to secure future financing with favorable terms could have a material adverse effect on the Company's business and its ability to fund the Company's internal and external initiatives.

2.   SIGNIFICANT ACCOUNTING POLICIES:


Use of Estimates


The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents


Cash and cash equivalents include cash and all highly liquid financial instruments with purchased maturities of three months or less. Cash as of December 31, 2002 was held for the Company by the Company's legal counsel. Cash was disbursed by the Company's legal counsel in December 2002 and transferred to the Company's bank account in January 2003.

Income Taxes


The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." Under SFAS No.109, deferred tax assets and liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. SFAS No. 109 requires that the net deferred tax asset be reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the net deferred tax asset will not be realized.

Basic and Diluted Net Loss Per Share


Basic income or loss per share includes no dilution and is computed by dividing net income or loss by the weighted-average number of common shares outstanding for the period. Diluted income or loss per share includes the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. The treasury stock effect of warrants to purchase 100,000 shares of common stock outstanding at December 31, 2002, has not been included in the calculation of the net loss per share as such effect would have been anti-dilutive. As a result of these items, the basic and diluted loss per share for the period is presented as identical.

3.   PREPAID EXPENSES

Included in prepaid expenses is the Company's deposit of $50,000 with an international winery for the future delivery of raw and/or finished inventory.

4.   NOTE PAYABLE

A note payable is recorded at a discounted value of $190,000 with a principal of $200,000 due June 14, 2003 with interest at 11.5%. Interest is payable monthly. The discount of $10,000 is amortized over the life of the loan. The Company, as further consideration, issued 100,000 warrants with exercise rights at $2.00 per share of the Company's common stock. These warrants were valued at $10,000.

The Company has not paid the interest as due pursuant to this note and has not paid the principal of $200,000 when it was due. The terms of the note require that effective June 15, 2003, the interest will be 19% and the note is payable on demand.

5.   INCOME TAXES


The net operating loss of $37,020 gave rise to a deferred tax asset of $12,957 at the 35% tax rate. This asset was completely offset by a valuation allowance.

6.   COMMITMENTS AND CONTINGENCIES


Our corporate office is located at 65 Shrewsbury Road, Livingston, NJ 07039. This space is provided by the majority shareholder at no rent. The majority shareholder also uses this space for other purposes, the actual rental value is de minius.


7.   SUBSEQUENT EVENTS

On February 17, 2002 Knightsbridge Fine Wines, Inc. purchased a 56% ownership position in Dominion Wines International in exchange for 1,000,000 shares of stock. For financial reporting purposes, a value of $23,101 was assigned to the stock.

In February 2003 the Company issued 986,700 shares of common stock to an employee as compensation.

On July 1, 2003 Knightsbridge Fine Wines, Inc. entered into a sales and marketing agreement with EOS Winery.

In July 2003, 5,113,250 shares of common stock were sold to various parties at $0.01 per share.

On August 1, 2003 Knightsbridge Fine Wines, Inc. completed a merger with Tech Net Communications, Inc. ("Technet") The Company's shareholders sold all of their shares in the Company in exchange for 82.89% of the number of shares of common stock of Technet outstanding on a fully diluted basis, a total of 24,805,000 shares. For each two shares of the Company, the shareholders received one share of Technet. The August 13, 2003 two for one forward split then restored the Company's shareholders original number of shares. Although Technet is the legal Parent Company, the merger has been treated as a recapitalization of the Company. The company is the continuing entity for financial reporting purposes. The Financial Statements will therefore be prepared as if the Company had always been the reporting Company and then on the merger date, had changed its name and reorganized its capital stock. In addition, the merger results in severe limitations being in place on the use of Technet's net operating loss carryovers. Technet's name was subsequently changed to Knightsbridge Fine Wine, Inc. on August 13, 2003. In addition, the merger results in severe limitations being in place on the use of Technet's net operating loss carryovers.

On August 1, 2003 Knightsbridge Fine Wines, Inc. entered into a sales and marketing agreement with Kirkland Ranch Winery.

On August 27, 2003 Knightsbridge Fine Wines, Inc. entered into a letter of intent to purchase the Bodegas Anguianan Estate Winery.

On September 4, 2003 Knightsbridge Fine Wines, Inc. entered into a letter of intent to acquire the assets and brand of StoneGate Wines from the California Wine Company.


During the 3rd quarter of 2003, Knightsbridge Fine Wines, Inc entered into two licensing agreements with noted artist in its effort to launch an Artist series brand to be built around leading artist around the world.

Pursuant to the Share Exchange Agreement, Edward Wong, Jayeson Carmichael and Diane Travis resigned on September 15, 2003 as directors our compliance with Rule 14f-1 of the Exchange Act. There have been no disagreements between the registrant and Jayeson Carmichael, Edward Wong and Diane Travis.